[Logo] MFS(SM)                                                    Annual Report
INVESTMENT MANAGEMENT                                             for Year Ended
                                                               December 31, 1997


 MFS(R) EMERGING GROWTH SERIES
 A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)




[Graphic Omitted]

MFS(R) EMERGING GROWTH SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Nelson J. Darling, Jr.                              Massachusetts Financial Services Company
Trustee, Eastern Enterprises                        500 Boylston Street
(diversified holding company)                       Boston, MA 02116-3741

William R. Gutow                                    DISTRIBUTOR
Vice Chairman,                                      MFS Fund Distributors, Inc.
Capitol Entertainment Management Company            500 Boylston Street
(Blockbuster Video franchise)                       Boston, MA 02116-3741

PORTFOLIO MANAGERS                                  INVESTOR SERVICE
John W. Ballen*                                     MFS Service Center, Inc.
Toni Y. Shimura*                                    P.O. Box 2281
                                                    Boston, MA 02107-9906
TREASURER
W. Thomas London*                                   For additional information,
                                                    contact your financial adviser.
ASSISTANT TREASURERS
Mark E. Bradley*                                    CUSTODIAN
Ellen Moynihan*                                     State Street Bank and Trust Company
James O. Yost*
                                                    AUDITORS
SECRETARY                                           Deloitte & Touche LLP
Stephen E. Cavan*
                                                    WORLD WIDE WEB
ASSISTANT SECRETARY                                 www.mfs.com
James R. Bordewick, Jr.*

[graphic omitted]

For the fourth year in a row, MFS earned a #1 ranking in the DALBAR, Inc. Broker/Dealer Survey, Main Office Operations Service Quality Category. The firm achieved a 3.42 overall score on a scale of 1 to 4 in the 1997 survey. A total of 111 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 11 categories, including "knowledge of operations contact," "keeping you informed," and "ease of doing business" with the firm.

*Affiliated with the Investment Adviser

NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE

  MFS Mourns Chairman's Passing

It is with deep regret that we inform you of the death on February 2, 1998, of
A. Keith Brodkin, Chairman and Chief Executive Officer of MFS Investment Management(SM). Mr. Brodkin joined MFS in 1970 and made enormous contributions to the organization, including helping to build the firm's investment staff, which will continue to manage all of the MFS investment portfolios. His leadership, friendship, and wise counsel will be sorely missed.

Dear Contract Owners:

Thanks to a sustained period of relative stability and moderate growth, the U.S. economy has produced thousands of new jobs, inflation has remained under control, and the investment climate has -- for the most part -- been favorable. The increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe this economic momentum will carry well into the first quarter of 1998 as a result of lower interest rates and continuing growth in the money supply. While U.S. economic growth continues to be impressive, events in the Pacific Rim will somewhat offset that and, therefore, markets are likely to continue to focus on Federal Reserve Board activity.

The extreme volatility seen in the U.S. equity market in the fall was, we believe, the consequence of overvaluations that had been evident for some months. As a result, the stock market has been vulnerable to some type of correction and has been impacted in the near term by chaotic market conditions in the Pacific Rim. In the face of all this, however, the equity market continues to exhibit surprising strength, much of it the result of continued gains in corporate earnings, a trend that could be an important indicator of the market's future direction. Certainly the situation throughout Asia bears close scrutiny because it appears to be clearly deflationary and raises the prospect of trade wars developing throughout the area. We are not convinced that U.S. markets have escaped totally from October's volatility. Thus, not only is the near-term outlook for profits being adjusted for the Asian crisis, we also believe equity valuations have risen to a point where a cautious investment approach seems warranted, with a need for particular attention to be paid to the effect of Pacific Rim volatility on the earnings of U.S. companies.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
Jeffrey L. Shames
President, MFS Investment Management

January 12, 1998

MFS Emerging Growth Series

For the year ended December 31, 1997, the Series provided a total return of 21.90% (including the reinvestment of any distributions). This compares to a 22.36% return for the Russell 2000 Total Return Index (the Russell 2000) and to a 33.36% return for the Standard & Poor's 500 Composite Index (the S&P 500) for the same period. The Russell 2000 is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. The S&P 500 is a popular, unmanaged index of common stock total return performance.

Although the Series' performance benefited from the stock price appreciation of many of its holdings in the technology, leisure, and retailing sectors, the overall stock market in 1997 continued to be dominated by the larger-capitalization issues as represented by the Dow Jones Industrial Average and the S&P 500. However, the Series kept pace with the Russell 2000, as investors rewarded the earnings growth of many of the companies in the portfolio.

The past year was a paradoxical one. On one hand, the economy was stronger than expected, yet inflation remained extremely low. Economic growth was so strong early in the year that concerns about possible interest-rate increases enhanced the appeal of the larger-capitalization stocks of the S&P 500, despite small-company stocks' superior earnings growth and attractive valuations. At mid-year, when it became apparent that inflation was subdued, emerging-growth stocks outperformed the larger-capitalization stocks. However, in late 1997, with the economic problems in Asia, investors again sought the liquidity and perceived safety of the larger-cap stocks.

The portfolio's performance benefited from the strong performance of its largest sector, technology. Our holdings are primarily in software, a sector in which the Series owns leading database, design automation, and mainframe software companies such as Cadence Design Systems, BMC Software, Compuware, SAP, and Microsoft, all of which are helping corporations around the world become more productive. Our holdings in leisure, primarily in lodging and media, also helped performance. The stocks of radio and television broadcasting companies such as Clear Channel and Cox Radio were buoyed by positive advertising trends and continued consolidation within their markets. Drug store and food retailers such as CVS, Rite Aid, and Fred Meyer contributed to performance because of strong underlying growth and cost-cutting opportunities generated by mergers and acquisitions. Also, investors finally recognized the many synergies of the Series' largest position, Cendant, the new company formed by the merger of HFS and CUC International, two leading consumer service companies. The Series' second-largest position, Tyco International (a diversified company), contributed favorably as well due to strong internal growth and acquisitions that added to earnings.

One area that did not perform as well as expected was health care, in particular the stocks of health maintenance organizations (HMOs). Higher-than- expected expenses more than offset price increases, creating earnings disappointments. Now that these companies have a more realistic view of the cost of doing business, they should begin to price their product more realistically and earnings should meet investors' expectations.

Looking ahead, the fundamental outlook for emerging-growth stocks remains positive. We expect a slowing of economic growth and a continuation of the benign interest-rate environment that marked this past year. We believe emerging-growth stocks should generate stronger relative earnings growth than their large-cap, multinational counterparts that are typically more exposed to the turmoil in Asia. Robust earnings, combined with attractive valuations, should help performance. Moreover, we expect the recent capital gains tax cut to increase the investment appeal of the group. We believe that our strategy of searching for rapidly growing companies that are early in their development and for growth stocks at reasonable prices will be rewarded by investors in 1998.

Respectfully,

/s/ John W. Ballen                /s/ Toni Y. Shimura

John W. Ballen                    Toni Y. Shimura
Portfolio Manager                 Portfolio Manager

PORTFOLIO MANAGERS' PROFILES

John W. Ballen began his career at MFS in 1984 as an industry specialist and was promoted to Investment Officer in 1986, Vice President -- Investments in 1987, Director of Research in 1988, Senior Vice President in 1990, Director of Equity Portfolio Management in 1993, Chief Equity Officer in 1995, and Executive Vice President in 1997. A graduate of Harvard College, the University of New South Wales, and the Stanford University Graduate School of Business Administration, he has managed MFS Emerging Growth Series since 1995.

Toni Y. Shimura joined the MFS Research Department in 1987 and was promoted to Investment Officer in 1990, Assistant Vice President -- Investments in 1991, and Vice President -- Investments in 1992. A graduate of Wellesley College and the Massachusetts Institute of Technology Sloan School of Management, she has managed MFS Emerging Growth Series since 1995.

OBJECTIVE AND POLICIES

The Series seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital.

Commencement of investment operations: July 24, 1995

TAX FORM SUMMARY

DIVIDENDS-RECEIVED DEDUCTION

For the year ended December 31, 1997, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations came to 22.6%.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of MFS Emerging Growth Series - VIT shares in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from August 1, 1995, through December 31, 1997)

            MFS Emerging           S&P 500      Russell 2000       Consumer
           Growth Series          Composite         Total            Price
               - VIT                Index        Return Index     Index - U.S.

 8/95         $10,000             $10,000          $10,000           $10,000
12/95          11,740              11,078           10,614            10,059
12/96          13,739              13,621           12,365            10,400
12/97          16,749              18,165           15,130            10,623

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1997

                                                                      Life of
                                                             1 Year    Series*
-----------------------------------------------------------------------------
MFS Emerging Growth Series                                  +21.90%   +23.53%
-----------------------------------------------------------------------------
Russell 2000 Total Return Index#                            +22.36%   +21.24%
-----------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#                      +33.36%   +29.42%
-----------------------------------------------------------------------------
Consumer Price Index#+                                      + 2.15%   + 2.51%
-----------------------------------------------------------------------------
*For the period from the commencement of the Series' investment operations,
 July 24, 1995, through December 31, 1997.
#Source: CDA/Wiesenberger.
+The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in the product will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

All results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time.

PORTFOLIO OF INVESTMENTS - December 31, 1997
Stocks - 95.5%

------------------------------------------------------------------------------------------------------
Issuer                                                                   Shares                  Value
------------------------------------------------------------------------------------------------------
U.S. Stocks - 92.7%
  Advertising - 0.2%
    Lamar Advertising Co., "A"*                                           4,300           $    170,925
    Outdoor Systems, Inc.*                                               18,300                702,263
                                                                                          ------------
                                                                                          $    873,188
------------------------------------------------------------------------------------------------------
  Aerospace - 0.1%
    Thiokol Corp.                                                         4,000           $    325,000
------------------------------------------------------------------------------------------------------
  Apparel and Textiles
    Tefron Ltd.*                                                          1,400           $     32,200
------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.5%
    Compass Bancshares, Inc.                                             10,100           $    441,875
    First Security Corp.                                                  5,000                209,375
    First Virginia Banks, Inc.                                            2,700                139,556
    Firstar Corp.                                                         4,300                182,481
    Interra Financial, Inc.                                               1,700                117,300
    Provident Financial Group, Inc.                                       3,000                145,500
    Summit Bancorp                                                        3,500                186,375
    United States Trust Corp.                                             4,500                281,813
                                                                                          ------------
                                                                                          $  1,704,275
------------------------------------------------------------------------------------------------------
  Building - 0.4%
    Newport News Shipbuilding, Inc.                                      63,500           $  1,615,281
------------------------------------------------------------------------------------------------------
  Business Machines - 0.7%
    Affiliated Computer Services, Inc., "A"*                             31,200             $  820,950
    Sun Microsystems, Inc.*                                              48,000              1,914,000
                                                                                          ------------
                                                                                          $  2,734,950
------------------------------------------------------------------------------------------------------
  Business Services - 11.9%
    AccuStaff, Inc.*                                                    114,400           $  2,631,200
    BISYS Group, Inc.*                                                   29,900                994,175
    Cendant Corp.*                                                      916,104             31,491,075
    Corestaff, Inc.*                                                     45,200              1,197,800
    DST Systems, Inc.*                                                   12,800                546,400
    Fine Host Corp.*                                                      7,100                 53,250
    First Data Corp.                                                     85,100              2,489,175
    Galileo International, Inc.                                           4,900                135,363
    Ikon Office Solutions, Inc.                                           2,400                 67,500
    Ivex Packaging Corp.*                                                 2,300                 55,200
    Learning Tree International, Inc.*                                  109,900              3,173,362
    Technology Solutions Co.*                                           110,175              2,905,866
    Transaction System Architects, Inc., "A"*                             3,400                129,200
                                                                                          ------------
                                                                                          $ 45,869,566
------------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.4%
    Century Telephone Enterprises, Inc.                                  28,900           $  1,439,581
------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.4%
    Autodesk, Inc.                                                       28,285           $  1,046,545
    Compaq Computer Corp.                                                18,450              1,041,272
    Microsoft Corp.*                                                     85,350             11,031,487
                                                                                          ------------
                                                                                          $ 13,119,304
------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 17.9%
    Adobe Systems, Inc.                                                   1,700           $     70,125
    BMC Software, Inc.*                                                 189,800             12,455,625
    Cadence Design Systems, Inc.*                                       438,300             10,738,350
    Computer Associates International, Inc.                             371,300             19,632,487
    Compuware Corp.*                                                    370,700             11,862,400
    Oracle Corp.*                                                       570,050             12,719,241
    Scopus Technology*                                                   30,500                366,000
    Security Dynamics Technologies, Inc.*                                 1,700                 60,775
    Synopsys, Inc.*                                                      23,100                825,825
                                                                                          ------------
                                                                                          $ 68,730,828
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 6.4%
    Avis Rent A Car, Inc.*                                               12,400           $    396,025
    Carson, Inc., "A"*                                                   64,800                433,350
    Dollar Thrifty Automotive Group*                                     21,500                440,750
    Service Corp. International                                           7,100                262,256
    Tyco International Ltd.                                             506,562             22,826,950
    United Rentals, Inc.*                                                 2,700                 52,144
                                                                                          ------------
                                                                                          $ 24,411,475
------------------------------------------------------------------------------------------------------
  Defense Electronics - 0.3%
    Loral Space & Communications Corp.*                                  60,000           $  1,286,250
------------------------------------------------------------------------------------------------------
  Electronics - 0.6%
    Altera Corp.*                                                        54,500           $  1,805,312
    Xilinx, Inc.*                                                        12,300                431,269
                                                                                          ------------
                                                                                          $  2,236,581
------------------------------------------------------------------------------------------------------
  Entertainment - 8.8%
    American Radio Systems Corp., "A"*                                   30,700           $  1,636,694
    CBS Corp.                                                            82,800              2,437,425
    Chancellor Media Corp.*                                              18,600              1,388,025
    Clear Channel Communications, Inc.*                                  69,800              5,544,737
    Cox Radio, Inc., "A"*                                                41,500              1,670,375
    Emmis Broadcasting Corp.,"A"*                                        19,800                903,375
    Gemstar International Group Ltd.*                                    14,700                358,313
    Harrah's Entertainment, Inc.*                                        46,100                870,138
    Hearst-Argyle Television, Inc.*                                      17,700                526,575
    Jacor Communications, Inc.*                                         137,100              7,283,437
    LIN Television Corp.*                                                63,900              3,482,550
    SFX Broadcasting, Inc., "A"*                                         26,300              2,110,575
    Sinclair Broadcast Group, Inc., "A"*                                 18,300                853,238
    Univision Communications, Inc., "A"*                                 26,500              1,850,031
    Viacom, Inc., "B"*                                                   71,900              2,979,356
                                                                                          ------------
                                                                                          $ 33,894,844
------------------------------------------------------------------------------------------------------
  Financial Institutions - 3.6%
    Associates First Capital Corp., "A"                                  21,600           $  1,536,300
    Charter One Financial, Inc.                                          21,265              1,342,353
    Conning Corp.*                                                          900                 15,075
    Consolidated Capital Corp.*                                          91,200              1,852,500
    Donaldson Lufkin & Jenrette, Inc.                                     9,200                731,400
    Franklin Resources, Inc.                                             50,100              4,355,569
    Lehman Brothers Holdings, Inc.                                        9,800                499,800
    Linc Capital, Inc.*                                                   1,300                 25,513
    Morgan Stanley, Dean Witter, Discover & Co.                          24,800              1,466,300
    Peoples Heritage Financial Group                                      8,700                400,200
    Price (T Rowe) & Associates, Inc.                                    21,000              1,320,375
    Union Planters Corp.                                                  2,700                183,431
                                                                                          ------------
                                                                                          $ 13,728,816
------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.6%
    Beringer Wine Estates Holdings, Inc., "B"*                            1,400           $     53,200
    Corn Products International, Inc.*                                    3,400                101,362
    McCormick & Co., Inc.                                                22,000                616,000
    Suiza Foods Corp.*                                                   15,500                923,219
    Tootsie Roll Industries, Inc.                                         3,100                193,750
    Whole Foods Market, Inc.*                                             5,400                276,075
                                                                                          ------------
                                                                                          $  2,163,606
------------------------------------------------------------------------------------------------------
  Insurance - 0.3%
    ACE Ltd.                                                              3,500           $    337,750
    Conseco, Inc.                                                        17,900                813,331
    ESG Re Ltd.*                                                          2,500                 58,750
    Hartford Life, Inc., "A"                                              1,800                 81,563
                                                                                          ------------
                                                                                          $  1,291,394
------------------------------------------------------------------------------------------------------
  Machinery - 0.1%
    SI Handling Systems, Inc.                                            20,750           $    285,313
------------------------------------------------------------------------------------------------------
  Medical and Health Products - 1.0%
    Arterial Vascular Engineering, Inc.*                                 31,200           $  2,028,000
    McKesson Corp.                                                        9,000                973,687
    Mentor Corp.                                                          7,700                281,050
    Pathogensis Corp.*                                                    8,800                326,700
    Safeskin Corp.*                                                       6,000                340,500
                                                                                          ------------
                                                                                          $  3,949,937
------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 7.4%
    Columbia/HCA Healthcare Corp.                                        23,200           $    687,300
    Cyberonics, Inc.*                                                    85,500              1,303,875
    Foundation Health Systems, Inc.*                                        360                  8,055
    Guidant Corp.                                                        63,300              3,940,425
    Health Management Associates, Inc., "A"*                              6,300                159,075
    HEALTHSOUTH Corp.*                                                  120,200              3,335,550
    Integrated Health Services, Inc.                                     36,700              1,144,581
    Mariner Health Group, Inc.*                                          15,500                251,875
    Medtronic, Inc.                                                       8,100                423,731
    Orthodontic Centers of America, Inc.*                                69,700              1,158,763
    Oxford Health Plans, Inc.*                                           35,300                549,356
    PacifiCare Health Systems, Inc.,"B"*                                 33,200              1,738,850
    Renal Treatment Centers, Inc.*                                       33,800              1,221,025
    St. Jude Medical, Inc.*                                               2,100                 64,050
    United Healthcare Corp.                                             242,800             12,064,125
    VWR Scientific Products Corp.*                                        6,400                180,800
    Zonagen, Inc.*                                                        9,900                180,056
                                                                                          ------------
                                                                                          $ 28,411,492
------------------------------------------------------------------------------------------------------
  Oil Services - 1.1%
    Cooper Cameron Corp.*                                                16,000           $    976,000
    Diamond Offshore Drilling, Inc.                                      18,600                895,125
    Global Industries, Inc.*                                             51,800                880,600
    Input/Output, Inc.*                                                   6,300                187,031
    Noble Drilling Corp.*                                                24,000                735,000
    Weatherford Enterra, Inc.*                                            8,900                389,375
                                                                                          ------------
                                                                                          $  4,063,131
------------------------------------------------------------------------------------------------------
  Pollution Control - 0.2%
    Allied Waste Industries, Inc.*                                       32,900           $    766,981
------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.2%
    Applied Graphics Technologies, Inc.*                                  6,200           $    330,150
    Mail-Well, Inc.*                                                     10,600                429,300
                                                                                          ------------
                                                                                          $    759,450
------------------------------------------------------------------------------------------------------
  Railroads - 0.5%
    Kansas City Southern Industries, Inc.                                64,100           $  2,035,175
------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.1%
    Starwood Lodging Trust                                                4,400           $    254,650
------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 1.7%
    Applebee's International, Inc.                                       44,800           $    809,200
    ITT Corp.*                                                           25,800              2,138,175
    Promus Hotel Corp.*                                                  76,982              3,233,244
    Suburban Lodges of America, Inc.*                                    32,700                435,319
                                                                                          ------------
                                                                                          $  6,615,938
------------------------------------------------------------------------------------------------------
  Special Products and Services - 0.2%
    Edutrek International, Inc., "A"*                                       800           $     20,800
    Royal Caribbean Cruises Ltd.                                         14,000                746,375
    Veritas DGC, Inc.*                                                    3,600                142,200
                                                                                          ------------
                                                                                          $    909,375
------------------------------------------------------------------------------------------------------
  Stores - 11.2%
    Consolidated Stores Corp.*                                           53,700           $  2,359,444
    Corporate Express, Inc.*                                            139,700              1,798,637
    CVS Corp.                                                            65,800              4,215,312
    Dollar General Corp.                                                  6,000                217,500
    General Nutrition Cos., Inc.*                                        56,100              1,907,400
    Home Depot, Inc.                                                     58,800              3,461,850
    Linens 'N Things, Inc.*                                               8,500                370,813
    Lowes Co., Inc.                                                       4,000                190,750
    Micro Warehouse, Inc.*                                               81,800              1,140,088
    Office Depot, Inc.*                                                 312,100              7,470,894
    Pier 1 Imports, Inc.                                                  7,000                158,375
    Republic Industries, Inc.*                                          274,100              6,389,956
    Rite Aid Corp.                                                      128,200              7,523,737
    Staples, Inc.*                                                       56,500              1,567,875
    U.S. Office Products Co.*                                           207,400              4,070,225
    Viking Office Products, Inc.*                                         4,400                 95,975
                                                                                          ------------
                                                                                          $ 42,938,831
------------------------------------------------------------------------------------------------------
  Supermarkets - 1.9%
    Albertsons, Inc.                                                      5,600           $    265,300
    Kroger Co.*                                                           9,900                365,681
    Meyer (Fred), Inc.*                                                 166,100              6,041,888
    Safeway, Inc.*                                                       10,400                657,800
                                                                                          ------------
                                                                                          $  7,330,669
------------------------------------------------------------------------------------------------------
  Telecommunications - 8.9%
    American Communications Services, Inc.*                              15,400           $    197,313
    Aspect Telecommunications Corp.*                                      9,300                194,138
    Brooks Fiber Properties, Inc.*                                        6,000                330,000
    Cincinnati Bell, Inc.                                                46,500              1,441,500
    Cisco Systems, Inc.*                                                319,250             17,798,187
    Inter-Tel, Inc.                                                      16,400                317,750
    Intermedia Communications, Inc.*                                     75,800              4,604,850
    LCI International, Inc.*                                             42,400              1,303,800
    Lucent Technologies, Inc.                                            10,300                822,712
    Nextlink Communications, Inc., "A"*                                  15,500                330,344
    TCA Cable TV, Inc.                                                    5,500                253,000
    Tel-Save Holdings, Inc.*                                             15,700                312,037
    Teleport Communications Group, Inc., "A"*                             7,400                406,075
    WorldCom, Inc.*                                                     200,200              6,056,050
                                                                                          ------------
                                                                                          $ 34,367,756
------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 2.1%
    MCI Communications Corp.                                            192,300           $  8,232,844
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $356,378,681
------------------------------------------------------------------------------------------------------
Foreign Stocks - 2.8%
  France
    Dassault Systemes S.A., ADR (Computer Software -
      Systems)                                                            3,200           $     98,800
------------------------------------------------------------------------------------------------------
  Germany - 2.1%
    SAP AG, Preferred (Computer Software - Systems)                      25,025           $  8,195,444
------------------------------------------------------------------------------------------------------
  Netherlands - 0.1%
    Benckiser NV (Consumer Goods and Services)*                           6,200           $    256,778
------------------------------------------------------------------------------------------------------
  United Kingdom - 0.6%
    Danka Business Systems, ADR (Business Services)                     139,100           $  2,216,906
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $ 10,767,928
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $322,500,058)                                              $367,146,609
------------------------------------------------------------------------------------------------------

Short-Term Obligations - 10.6%
------------------------------------------------------------------------------------------------------
                                                               Principal Amount
Issuer                                                            (000 Omitted)                  Value
------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank Corp., due 1/02/98                           $ 8,500           $  8,498,843
    Federal Home Loan Mortgage Corp., due 1/12/98 - 1/30/98              18,000             17,938,685
    Federal National Mortgage Assn., due 1/05/98 - 1/27/98               14,200             14,167,362
------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                           $ 40,604,890
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $363,104,948)                                         $407,751,499
Other Assets, Less Liabilities - (6.1)%                                                    (23,271,239
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $384,480,260
------------------------------------------------------------------------------------------------------

*Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
----------------------------------------------------------------------------
December 31, 1997
----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $363,104,948)         $407,751,499
  Cash                                                                52,775
  Receivable for Series shares sold                                1,879,201
  Receivable for investments sold                                  1,356,730
  Interest and dividends receivable                                   65,646
  Deferred organization expenses                                       4,710
  Other assets                                                         2,759
                                                                ------------
      Total assets                                              $411,113,320
                                                                ------------
Liabilities:
  Payable for Series shares reacquired                          $    738,669
  Payable for investments purchased                               25,705,265
  Payable to affiliates -
    Management fee                                                     7,824
    Shareholder servicing agent fee                                      388
  Accrued expenses and other liabilities                             180,914
                                                                ------------
      Total liabilities                                         $ 26,633,060
                                                                ------------
Net assets                                                      $384,480,260
                                                                ============
Net assets consist of:
  Paid-in capital                                               $338,299,507
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                  44,646,900
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                              1,542,853
                                                                ------------
      Total                                                     $384,480,260
                                                                ============
Shares of beneficial interest outstanding                        23,832,859
                                                                 ==========

Net asset value, offering price, and redemption price per
  share (net assets $384,480,260 / 23,832,859 shares of
  beneficial interest outstanding)                                 $16.13
                                                                   ======
See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------------
Year Ended December 31, 1997
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                        $   902,537
    Dividends                                                           406,543
    Foreign taxes withheld                                               (6,310)
                                                                    -----------
        Total investment income                                     $ 1,302,770
                                                                    -----------
  Expenses -
    Management fee                                                  $ 1,887,980
    Trustees' compensation                                                2,033
    Shareholder servicing agent fee                                      88,426
    Administrative fee                                                   31,542
    Custodian fee                                                        75,103
    Printing                                                             66,616
    Auditing fees                                                        38,637
    Amortization of organization expenses                                 1,837
    Legal fees                                                            1,182
    Miscellaneous                                                         2,500
                                                                    -----------
      Total expenses                                                $ 2,195,856
    Fees paid indirectly                                                 (4,979)
    Reimbursement of expenses to investment adviser                      78,621
                                                                    -----------
      Net expenses                                                  $ 2,269,498
                                                                    -----------
        Net investment loss                                         $  (966,728)
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $ 5,465,067
    Foreign currency transactions                                       (75,933)
                                                                    -----------
        Net realized gain on investments and foreign
          currency transactions                                     $ 5,389,134
                                                                    -----------
  Change in unrealized appreciation -
    Investments                                                     $42,662,701
    Translation of assets and liabilities in foreign currency               349
                                                                    -----------
        Net unrealized gain on investments and foreign currency
          translation                                               $42,663,050
                                                                    -----------
          Net realized and unrealized gain on investments
            and foreign currency                                    $48,052,184
                                                                    -----------
            Increase in net assets from operations                  $47,085,456
                                                                    ===========
See notes to financial statements

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------
                                                                       Year Ended December 31,
                                                               -------------------------------
                                                                       1997               1996
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                          $   (966,728)      $    (31,458)
  Net realized gain on investments and foreign currency
    transactions                                                  5,389,134            503,597
  Net unrealized gain on investments and foreign currency
    translation                                                  42,663,050          1,810,131
                                                               ------------       ------------
    Increase in net assets from operations                     $ 47,085,456       $  2,282,270
                                                               ------------       ------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions                                      $   --             $   (503,597)
  In excess of net realized gain on investments and
    foreign currency transactions                                  --                 (374,343)
                                                               ------------       ------------
    Total distributions declared to shareholders               $   --             $   (877,940)
                                                               ------------       ------------
  Net increase in net assets from Series share
    transactions                                               $232,438,500       $ 99,683,344
                                                               ------------       ------------
      Total increase in net assets                             $279,523,956       $101,087,674
Net assets:
  At beginning of period                                        104,956,304          3,868,630
                                                               ------------       ------------
  At end of period (including accumulated net investment
    loss of $0 and $0, respectively)                           $384,480,260       $104,956,304
                                                               ============       ============

See notes to financial statements

Financial Highlights

---------------------------------------------------------------------------------------------------------------
                                                                 Year Ended December 31,           Period Ended
                                                                ------------------------           December 31,
                                                                1997                1996                  1995*
---------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                       $  13.24            $  11.41                 $10.00
                                                            --------            --------                 ------
Income from investment operations# -
  Net investment income (loss)(S)                           $  (0.06)           $  (0.01)                $ 0.01
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                                2.95                1.95                   1.74
                                                            --------            --------                 ------
      Total from investment operations                      $   2.89            $   1.94                 $ 1.75
                                                            --------            --------                 ------

Less distributions declared to shareholders -
  From net investment income                                $   --              $   --                   $(0.01)
  From net realized gain on investments and foreign
    currency transactions                                       --                 (0.06)                 (0.26)
  In excess of net realized gain on investments and
    foreign currency transactions                               --                 (0.05)                  --
  From capital                                                  --                  --                    (0.07)
                                                            --------            --------                 ------
      Total distributions declared to shareholders          $   --              $  (0.11)                $(0.34)
                                                            --------            --------                 ------
Net asset value - end of period                             $  16.13            $  13.24                 $11.41
                                                            ========            ========                 ======
Total return                                                  21.90%              17.02%                 17.41%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                     0.90%               1.00%                  1.00%+
  Net investment income (loss)                                (0.38)%            (0.08)%                  0.10%+
Portfolio turnover                                              112%                 96%                    73%
Average commission rate###                                  $ 0.0616            $ 0.0401                 $ --
Net assets at end of period (000 omitted)                   $384,480            $104,956                 $3,869

 *For the period from the commencement of the Series' investment operations, July 24, 1995, through
  December 31, 1995.
 +Annualized.
++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Series' expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for series with fiscal years beginning on or after
   September 1, 1995.
(S)The investment adviser voluntarily agreed to maintain, subject to reimbursement by the Series, the expenses of the Series at no more than 1.00% of average daily net assets. To the extent actual expenses were over or under these limitations, the net investment loss per share and the ratios would have been:

    Net investment loss                                       $(0.05)             $(0.03)                $(0.18)
    Ratios (to average net assets):
      Expenses##                                                0.87%               1.16%                  2.91%+
      Net investment loss                                     (0.35)%             (0.23)%                (1.78)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
(1) Business and Organization
MFS Emerging Growth Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust) which comprises the following 12 series:
MFS(R) Bond Series, MFS Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) Research Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series, and MFS(R) World Government Series. The Series is organized as a Massachusetts business Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1997, there were 53 shareholders of the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discounts are accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended December 31, 1997, accumulated net investment loss was decreased by $966,728, accumulated net realized gain on investments was decreased by $3,425,303, and paid-in capital was increased by $2,458,575, due to differences between book and tax accounting for net operating losses, currency transactions and gains and losses from redemption in kind transactions. This change had no effect on the net assets or net asset value per share. At December 31, 1997, accumulated net realized gain on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for losses on wash sale transactions.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.75% of average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1997, the Series has paid MFS all of the expenses owed.

Administrator - Effective March 1, 1997, the Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets, provided that the administrative fee is not assessed on Series assets that exceed $3 billion:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS, MFS Fund
Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $486,578,866 and $266,187,207, respectively. In addition, investments having an aggregate market value of $50,561,877 at date of redemption were distributed in payment of capital stock redeemed for the year ended December 31, 1997, resulting in realized capital gains, for book purposes, of $2,457,310.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $ 364,452,891
                                                                  -------------
Gross unrealized appreciation                                     $  59,139,987
Gross unrealized depreciation                                       (15,841,379)
                                                                  -------------
  Net unrealized appreciation                                     $  43,299,608
                                                                  =============
(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                            Year Ended December 31, 1997        Year Ended December 31, 1996
                                     -----------------------------------  ----------------------------------
                                              Shares             Amount           Shares             Amount
------------------------------------------------------------------------------------------------------------
Shares sold                               30,029,411       $444,027,559       11,363,299       $149,594,616
Shares issued to shareholders in
  reinvestment of distributions             --                --                  66,160            877,940
Shares reacquired                        (14,125,232)      (211,589,059)      (3,839,801)       (50,789,212)
                                         -----------       ------------       ----------      -------------
    Net increase                          15,904,179       $232,438,500        7,589,658      $  99,683,344
                                         ===========       ============       ===========     =============

(6) Line of Credit
The Series and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1997, was $1,789.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS Emerging Growth Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Emerging Growth Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the two years then ended, and the financial highlights for each of the years in the two-year period ended December 31, 1997 and for the period from July 24, 1995, (the commencement of investment operations) through December 31, 1995. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Emerging Growth Series at December 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 1998

                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                                 VEG-2 2/98 61M